UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 18, 2010
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Moody National REIT I, Inc.
(Exact Name of Registrant as Specified in Charter)
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Maryland	333-150612	26-1812865
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110
Houston, Texas 77057
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01     Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed by Moody National REIT I, Inc. (the “Company”) on April 30, 2010, the Company and its subsidiaries have entered into certain transactions in connection with the proposed acquisition by the Company of an indirect interest in a hotel property located at 6096 Barfield Road, Atlanta Georgia, commonly known as the Residence Inn by Marriot Perimeter Center (the “Property”), through Moody National RI Perimeter JV, LLC (the “Joint Venture”).  The Company owns a 75% interest in the Joint Venture through Moody National Perimeter REIT JV Member, LLC (the “Company JV Member”), a wholly-owned subsidiary of Moody National Operating Partnership I, L.P., the Company’s operating partnership (the “Operating Partnership”), and Moody National RI Perimeter TO, LLC (the “Moody JV Member”), a limited liability company wholly owned by Brett C. Moody, the Company’s chairman and chief executive officer, owns a 25% membership interest in the Joint Venture. On May 27, 2010 (the “Closing Date”), the Company completed the acquisition of its indirect interest in the Property, directly and indirectly through its subsidiaries, as described herein.

Property Acquisition

On the Closing Date, Moody National RI Perimeter Holding, LLC, a wholly-owned subsidiary of the Joint Venture (“RI Perimeter Holding”), acquired fee simple title to the Property by purchasing the Property interests held by twenty-seven tenant-in-common owners (collectively, the “Seller”). RI Perimeter Holding acquired the Property for an aggregate purchase price of $7,350,000, comprised of (i) a cash payment to the Seller of $2,350,000 (inclusive of a non-refundable $100,000 payment made to the Seller prior to the Closing Date)(the “Cash Payment”) and (ii) the assumption and modification of $5,000,000 of existing indebtedness on the Property (as described under Item 2.03 of this Current Report on Form 8-K), plus closing costs, transfer taxes and certain payments to third parties in connection with fees incurred by Seller. Prior to the Closing Date, RI Perimeter Holding made a nonrefundable payment in the amount of $10,000 to a third party for legal and consulting fees incurred by the Seller. On the Closing Date, RI Perimeter Holding paid the Seller a cash purchase price of $2,250,000 and made an additional nonrefundable payment in the amount of $115,000 to a third party in payment for legal and consulting fees incurred by the Seller. In connection with the acquisition of the Property, the Company's advisor waived an acquisition fee.

The Seller acquired the Property pursuant to an offering of tenant-in-common interests sponsored by one of the Company’s affiliates and RI Perimeter Holding agreed to purchase the Property as described above in connection with the restructuring of the existing financing secured by the Property.

The Property is comprised of a 225,127 square foot (5.17 acre) parcel of land located near Interstate 285 and GA Highway 400, in the center of the Perimeter Center business district near Atlanta, Georgia.  The Property is an all suite hotel developed in 1987 with 128 rooms ranging from 500 square foot studios to 800 square foot bi-level, two bedroom penthouse suites. The Property features a number of guest amenities, including a breakfast dining area, 734 square feet of meeting space, an outdoor pool and whirlpool, an exercise room and a business center.

Financing of Property Acquisition

The purchase of the Property by RI Perimeter Holding was funded by additional capital contributions to the Joint Venture from the Company JV Member and the Moody JV Member (“Follow-On Contributions”). On the Closing Date, the Company JV Member and the Moody JV Member made Follow-On Contributions to the Joint Venture in the amount of $2,046,750 and $682,250, respectively, the aggregate amount of which was sufficient to fund the portion of the Cash Payment paid on the Closing Date and the other fees and expenses incurred in connection with the acquisition of the Property by RI Perimeter Holding. A portion of the Company JV Member’s Follow-On Contribution was funded pursuant to a promissory note in favor of the Moody JV Member, described under Item 2.03 of this Current Report on Form 8-K.

Management and Leasing of the Property

In connection with the acquisition of the Property, the Company’s operating partnership formed a taxable REIT subsidiary, Moody National RI Perimeter MT, Inc. (the “TRS”), in which the Company JV Member owns 75% of the outstanding shares and Brett C. Moody owns 25% of the outstanding shares. On the Closing Date, Moody National RI Perimeter Master Tenant, LLC, a wholly-owned subsidiary of the TRS (“Perimeter Master Tenant”), and Moody National RI Perimeter MT, LLC, an affiliate of the Company’s sponsor (“Moody Perimeter MT”), entered into an assignment and assumption agreement pursuant to which Moody Perimeter MT assigned to Perimeter Master Tenant all of its right, title and interest in and to the management agreement (the “Management Agreement”) with respect to the Property by and between Moody Perimeter MT and Residence Inn by Marriott LLC (“Marriott”), and Perimeter Master Tenant assumed the rights and obligations of Moody Perimeter MT with respect to the Management Agreement.

In connection with the assignment of the Management Agreement to Perimeter Master Tenant, on the Closing Date, RI Perimeter Holding, Perimeter Master Tenant and Marriott entered into an agreement regarding their respective obligations pursuant to the Management Agreement (the “Owner Agreement”). Pursuant to the terms of the Owner Agreement, RI Perimeter Holding will unconditionally guarantee the payment and performance of the obligations of Perimeter Master Tenant under the Management Agreement. The Owner Agreement also provides that, upon written request from Marriott, RI Perimeter Holding will terminate the Hotel Lease (as defined below) if an event of default by Perimeter Master Tenant has occurred under the Management Agreement. The payment and performance of the obligations of RI Perimeter Holding under the Owner Agreement is secured by a guaranty of landlord’s obligations granted by Brett C. Moody in favor of Marriott International Inc. and Marriott.

On the Closing Date, RI Perimeter Holding and Perimeter Master Tenant entered into a hotel lease agreement (the “Hotel Lease”), pursuant to which RI Perimeter Holding leased the Property to the Perimeter Master Tenant. The Hotel Lease provides for a 25 year lease term, provided that RI Perimeter Holding may terminate the Hotel Lease upon 45 days prior written notice to Perimeter Master Tenant in the event that RI Perimeter Holding contracts to sell the Property to a non-affiliated entity, effective upon the consummation of such a sale of the Property. Pursuant to the Hotel Lease, Perimeter Master Tenant will pay an annual base rent of $570,000, $600,000, $700,000, $800,000 and $900,000 during year one, two, three, four and five, respectively, of the lease term. The annual base rent paid by Perimeter Master Tenant will be adjusted as set forth in the Hotel Lease beginning in year six of the lease term, and every five years thereafter for the remaining term of the Hotel Lease.  In addition to an annual base rent, Perimeter Master Tenant will pay an annual percentage rent in an amount equal to (i) a fixed percentage of the Property’s gross revenues for the previous year, minus (ii) the amount of the annual base rent paid for the previous year.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Promissory Note

A portion of the Company JV Member’s Follow-On Contribution was funded pursuant to a promissory note in favor of Moody JV Member in the aggregate principal amount of $200,000 (the “Follow-On Promissory Note”). The entire principal amount of the Follow-On Promissory Note and all accrued and unpaid interest thereon is due and payable in full on May 27, 2011.  The unpaid principal amount of the Follow-On Promissory Note will bear interest at a rate of 1.25% per annum.

Loan Agreement

In connection with the acquisition of the Property by RI Perimeter Holding, on the Closing Date, RI Perimeter Holding and Perimeter Master Tenant (collectively, the “Borrower”), entered into a modification on the existing indebtedness on the Property in the form of a loan in the aggregate principal amount of $5,000,000 (the “Loan”) from Citicorp North America, Inc. (“Lender”) pursuant to a loan agreement by and between Borrower and Lender (the “Loan Agreement”). The Loan is evidenced by a promissory note issued by Borrower and payable to the order of Lender. The Borrower will use the proceeds of the Loan solely to repay the remaining outstanding indebtedness on a loan secured by a security interest in the Property made by Citigroup Global Markets Realty Corp. to, among others, Moody National RI Perimeter S, LLC and Moody National RI Perimeter H, LLC, each an affiliate of the Company.

The entire unpaid principal balance of the Loan and all accrued and unpaid interest thereon will be due and payable in full on June 6, 2015 (the “Loan Maturity Date”). Interest on the outstanding principal balance of the Loan will be calculated based upon a 360 day year and will accrue at a per annum rate equal to 6.50% (the “Interest Rate”). In the event that, and so long as, any event of default has occurred and is continuing under the Loan Agreement, the outstanding principal balance of the Loan and, to the extent permitted by law, any overdue and unpaid interest thereon, will bear interest at a per annum rate equal to the lesser of (i) the highest interest rate permitted by applicable law and (ii) the Interest Rate plus 5.0%. The Borrower will make a monthly payment of interest only from the date of the Loan Agreement through the monthly payment due in June 2010. Beginning with the monthly payment due in July 2010 and for each monthly payment due thereafter through the Loan Maturity Date, the Borrower will make a monthly payment of interest and, to the extent applicable, interest, in an amount determined pursuant to the Loan Agreement. Provided that no event of default has occurred and is continuing, the Borrower may, upon thirty (30) days prior written notice to the Lender, prepay the Loan in full. Any prepayment by the Borrower prior to December 6, 2014 will be subject to a prepayment penalty calculated in accordance with the Loan Agreement.

Prior to the Closing Date, the Borrower deposited the sum of $400,000 into an account held by the Lender (the “PIP Reserve Account”) in order to fund the completion of certain agreed upon replacements, renovations, refurbishments, additions and similar work at the Property, as well as any similar additional work required by Marriott (“PIP Work”). In addition, on each monthly payment date, the Borrower will deposit additional funds into the PIP Reserve Account (together with the initial $400,000 deposit, the “PIP Reserve Funds”).  The Lender will disburse PIP Reserve Funds to the Borrower upon satisfaction by the Borrower of certain conditions, including, but not limited to, submission of a written request for payment to the Lender specifying the completed PIP Work to which the payment relates. In addition, on the date of the Loan Agreement, the Borrower deposited the sum of $50,000 into an account (the “Seasonality Reserve Account”) held by the Lender (the “Seasonality Reserve Funds”). Provided that no event of default has occurred and is continuing, the Lender may elect to offset any shortfall in the Borrower’s scheduled principal and interest payments with the Seasonality Reserve Funds. Pursuant to the Loan Agreement, the Borrower granted the Lender a first priority perfected security interest in and to the PIP Reserve Account, the Seasonality Reserve Account, the Clearing Account (as defined below), the Cash Management Account (as defined below), any other accounts established by Borrower pursuant to the Loan Agreement or any other document related to the Loan and all sums deposited into any such accounts.

On the Closing Date, pursuant to an agreement (“Clearing Account Agreement”) between Borrower, Lender, Marriott and Wells Fargo Bank, N.A. (“Clearing Bank”), Borrower established an account with the Clearing Bank for the sole and exclusive benefit of Lender (the “Clearing Account”). Pursuant to the Clearing Account Agreement, for so long as the Loan remains outstanding, Borrower will deposit or cause to be deposited into the Clearing Account (i) while the Management Agreement is in effect, all operating profit (calculated pursuant to the Loan Agreement) due and payable to the Borrower pursuant to the terms of the Management Agreement, and (ii) if the Management Agreement is no longer in effect, all revenue generated by the Property, less an amount equal to the Property’s monthly operating expenses (calculated pursuant to the Loan Agreement). On each business day the Clearing Bank will transfer all funds held in the Clearing Account in excess of $2,000,000 to an account established by the Borrower pursuant to the Loan Agreement for the sole and exclusive benefit of the Lender (the “Cash Management Account”).  On each monthly payment date during the term of the Loan, the Lender will disburse the funds, if any, in the Cash Management Account in the amounts and order of priority established by the Loan Agreement.

The Loan Agreement contains customary covenants of the Borrower, including, without limitation, maintenance and use of the Property, payment of taxes on the Property, maintenance of books and records, performance of other agreements and limitations on the cancellation of debt. In addition, pursuant to the Loan Agreement, the Borrower covenants (i) to diligently perform and enforce the terms and conditions of the Management Agreement, (ii) not to amend, modify or cancel the Management Agreement in any way without the Lender’s prior written consent and (iii) to only engage a replacement Property manager approved by the Lender in the event the Management Agreement is terminated for any reason. The Loan Agreement provides for customary events of default, some with corresponding cure periods, including, without limitation, payment defaults, the failure to maintain the insurance policies required pursuant to the Loan Agreement, breaches of representations or covenants under the Loan Agreement, cross-defaults to other agreements evidencing indebtedness secured by the Property, liens against the Property and bankruptcy-related defaults. In addition, the Loan Agreement provides that it shall be an event of default if the Management Agreement is canceled, terminated or suspended in accordance with its terms due to any uncured breach of the Management Agreement by Borrower or the Master Lease is terminated, surrendered or amended with the Lender’s prior consent. Upon an uncured event of default under the Loan Agreement, the Lender may, at its option, declare that all amounts outstanding under the Loan Agreement are immediately due and payable in full.

The performance of the obligations of the Borrower under the Loan Agreement will be secured by (i) the security interest granted in the Property and other collateral by the Borrower pursuant to a Deed to Secure Debt and Security Agreement, (ii) an assignment of the leases and rents of the Property by the Borrower in favor of Lender and (iii) an absolute, irrevocable and unconditional guaranty of the payment of the obligations and liabilities of the Borrower under the Loan Agreement granted to the Lender by Brett C. Moody, the Operating Partnership and the Company. In addition, pursuant to an environmental indemnity agreement (the “Environmental Indemnity”), Brett C. Moody, the Borrower, the Operating Partnership and the Company (collectively, the “Indemnitors”) have agreed to jointly and severally indemnify and hold harmless the Lender, its affiliates and certain other parties from and against any losses, damages, claims or other liabilities that Lender or such other parties may suffer or incur as a result of, among other things, (i) the existence, use, treatment, storage, generation, removal or transportation of certain hazardous substances at the Property, (ii) any violation of any environmental laws in connection with the Property and (iii) any breach of any representation or covenant made in the Environmental Indemnity by any Indemnitor.

Item 3.02     Unregistered Sales of Equity Securities.

Under the Company’s independent directors compensation plan, each of the Company’s current independent directors was entitled to receive 5,000 shares of restricted common stock of the Company when the Company raised the minimum offering amount of $2,000,000 in the Company’s initial public offering. On May 18, 2010, the Company raised the minimum offering amount of $2,000,000 in the Company’s initial public offering and each of the Company’s three independent directors received his initial grant of 5,000 shares of restricted common stock of the Company. The Company relied on Section 4(2) of the Securities Act of 1933, as amended (”Securities Act”), for the exemption of these issuances from the registration requirements of the Securities Act.

Item 8.01     Other Events.

Authorization of Cash Distribution

On May 20, 2010, in connection with the raising of the $2,000,000 minimum offering amount in the Company’s public offering, the Company authorized and declared a cash distribution to the Company’s stockholders (the “Distribution”), contingent upon the closing of the Company’s acquisition of an indirect interest in the Property. The Distribution will (i) accrue daily to the Company’s stockholders of record as of the close of business on each day commencing one business day following the Closing Date; (ii) be payable in cumulative amounts on or before the 15th day of each calendar month; and (iii) be calculated at a rate of $0.002192 per share of the Company’s common stock per day, which, if paid each day over a 365-day period, is equivalent to an 8.0% annualized distribution rate based on a purchase price of $10.00 per share of the Company’s common stock.

Repayment of Promissory Note Relating to Joint Venture

As of April 30, 2010, the Company JV Member had made an initial capital contribution to the Joint Venture in the amount of $461,250. The Company JV Member’s initial capital contribution to the Joint Venture was funded pursuant to a promissory note in favor of Moody JV Member in the aggregate principal amount of $461,250. On the Closing Date, in connection with the raising of the minimum offering amount and the acquisition of the Property, the Company JV Member repaid the entire principal amount of the promissory note and all accrued and unpaid interest thereon.

Item 9.01     Financial Statements and Exhibits.

(a)	Financial Statements.

It is not practical at this time to provide the required financial statements for the acquired real property described in this Current Report on Form 8-K, and no financial statements (audited or unaudited) are available at this time. The required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.

(b)	Pro Forma Financial Information.

See paragraph (a) above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT I, INC.

Date: June 3, 2010	By:	/s/ Brett C. Moody
	Name:	Brett C. Moody
	Title:	Chief Executive Officer and President